Exhibit 32.2
                      CHIEF FINANCIAL OFFICER CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      I, Henry Lo, Chief Financial Officer of Biofarm, Inc. (the "Company"), hereby certify to my knowledge that:

      (1) The Company's annual report on Form 10-KSB for the fiscal year ended October 31, 2004 (the "Form 10-KSB") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

      (2) The information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


BIOFARM, INC.                         /s/ Henry Lo
                                      -----------------------------------
(Registrant)                          Henry Lo
                                      Chief Financial Officer

Dated:   February 14, 2005




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